					EXHIBIT 99(e)
Metris Receivables, Inc.	Metris Master Trust				Monthly Report
Securityholders' Statement	Series 2004-2				Nov-2005
Section 5.2	Class A	Class M	Class B	Excess Collateral	Total
(i) Security Amount	335,800,000.00	75,400,000.00	83,000,000.00	260,516,000.00	754,716,000.00
(ii) Security Principal Distributed	0.00	0.00	0.00	0.00	0.00
(iii) Security Interest Distributed *	1,165,711.23	276,324.29	322,897.71	784,697.84	2,549,631.07
Security Interest Distributed based on $1,000 per Security	3.4714450	3.6647783	3.8903339	4.9476535	15.9742107
(iv) Principal Collections	23,060,167.06	5,177,893.38	5,699,803.05	17,890,239.67	51,828,103.16
(v) Finance Charge Collections	7,501,689.82	1,684,417.56	1,854,199.67	5,819,863.64	16,860,170.68
Recoveries	257,829.08	57,892.53	63,727.86	200,025.61	579,475.09
Pre-Funding Account/Funding Period Reserve Investment Earnings	0.00	0.00	0.00	0.00	0.00
Accumulation Period Reserve Account Investment Earnings	0.00	0.00	0.00	0.00	0.00
Total Finance Charge Collections	7,759,518.90	1,742,310.09	1,917,927.53	6,019,889.25	17,439,645.77
Total Collections	30,819,685.96	6,920,203.47	7,617,730.58	23,910,128.92	69,267,748.93
(vi) Aggregate Amount of Principal Receivables	0.00	0.00	0.00	0.00	5,460,178,992.34
Invested Amount (End of Month)	335,800,000.00	75,400,000.00	83,000,000.00	260,516,000.00	754,716,000.00
Floating Allocation Percentage	6.1499815%	1.3809071%	1.5200967%	4.7711989%	13.8221842%
Fixed/Floating Allocation Percentage	6.1499815%	1.3809071%	1.5200967%	4.7711989%	13.8221842%
Invested Amount (Beginning of Month)	335,800,000.00	75,400,000.00	83,000,000.00	260,516,000.00	754,716,000.00
Average Daily Invested Amount	0.00	0.00	0.00	0.00	754,716,000.00
(vii) Receivable Delinquencies (As a % of Total Receivables)	0.00	0.00	0.00	0.00	0.00
Current	0.00	0.00	0.00	87.37%	5,007,890,219.21
30 Days to 59 Days (1 to 29 Days Contractually Delinquent)	0.00	0.00	0.00	4.27%	244,625,290.10
60 Days to 89 Days (30 to 59 Days Contractually Delinquent)	0.00	0.00	0.00	2.37%	135,760,076.82
90 Days and Over (60+ Days Contractually Delinquent)	0.00	0.00	0.00	5.99%	343,334,460.70
Total Receivables	0.00	0.00	0.00	100.00%	5,731,610,046.83
(viii) Aggregate Investor Default Amount	0.00	0.00	0.00	0.00	9,568,853.07
As a % of Average Daily Invested Amount	0.00	0.00	0.00	0.00	0.00
(Annualized based on 365 days/year)	0.00	0.00	0.00	0.00	15.43%
(ix) Charge-Offs	0.00	0.00	0.00	0.00	0.00
(x) Servicing Fee	0.00	0.00	0.00	0.00	1,240,629.04
(xi) Unreimbursed Redirected Principal Collections	0.00	0.00	0.00	0.00	0.00
(xii) Excess Funding Account Balance	0.00	0.00	0.00	0.00	0.00
(xiii) New Accounts Added	0.00	0.00	0.00	0.00	101,717
(xiv) Average Gross Portfolio Yield	0.00	0.00	0.00	0.00	28.11%
Average Net Portfolio Yield	0.00	0.00	0.00	0.00	12.69%
(xv) Minimum Base Rate	0.00	0.00	0.00	0.00	6.62%
Excess Spread	0.00	0.00	0.00	0.00	6.07%
(xvi) Principal Funding Account Balance	0.00	0.00	0.00	0.00	0.00
(xvii) Accumulation Shortfall	0.00	0.00	0.00	0.00	0.00
(xviii) Scheduled date for the commencement of the Accumulation Period	0.00	0.00	0.00	0.00	June_2006
Accumulation Period Length	0.00	0.00	0.00	0.00	N/A
(xix) Principal Funding Account Investment Proceeds Deposit	0.00	0.00	0.00	0.00	0.00
Required Reserve Account Amount	0.00	0.00	0.00	0.00	2,471,000.00
Available Reserve Account Amount	0.00	0.00	0.00	0.00	0.00
Covered Amount	0.00	0.00	0.00	0.00	0.00
(xx) Aggregate Interest Rate Caps Notional Amount	0.00	0.00	0.00	0.00	600,000,000.00
Deposit to the Caps Proceeds Account	0.00	0.00	0.00	0.00	0.00
(xxi) Net Excess Spread Trigger Event Occurrence	0.00	0.00	0.00	0.00	No
Invested Amount	0.00	0.00	0.00	0.00	754,716,000.00
Current One Month Excess Spread (%)	0.00	0.00	0.00	0.00	6.07%
Current Three Month Average Excess Spread (%)	0.00	0.00	0.00	0.00	7.74%
Note Reserve (%)	0.00	0.00	0.00	0.00	0.00%
Note Reserve Maximum as of 12/16/05 ($)	0.00	0.00	0.00	0.00	0.00
Note Reserve A/C, Beginning Balance, 11/01/05	0.00	0.00	0.00	0.00	0.00
Current Month Deposits	0.00	0.00	0.00	0.00	0.00
Current Month Releases	0.00	0.00	0.00	0.00	0.00
Note Reserve Account, Ending Balance, 11/30/05	0.00	0.00	0.00	0.00	0.00
Class D Reserve Maximum ($)	0.00	0.00	0.00	0.00	10,787,040
Class D Reserve A/C, Beginning Balance, 11/01/05	0.00	0.00	0.00	0.00	10,515,120
Current Month Deposits	0.00	0.00	0.00	0.00	271,920
Current Month Releases	0.00	0.00	0.00	0.00	0.00
Class D Reserve Account, Ending Balance, 11/30/05	0.00	0.00	0.00	0.00	10,787,040

* Effective January 26, 2005, Class D Securities were issued out of the Excess Collateral of 2004-2. The interest due to these class D investors has been added to the Excess Collateral Security Interest Distributed.